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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: SEPTEMBER 10, 2003
               Date of Earliest Event Reported: SEPTEMBER 10, 2003

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-20421                          84-1288730
        (Commission File Number)    (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400


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ITEM 5.  OTHER EVENTS

         See Exhibit 99.1 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         None.

(b)      PRO FORMA FINANCIAL INFORMATION

         None.

(c)      EXHIBIT

         99.1     Press Release issued September 10, 2003 by
                  Liberty Media Corporation


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2003

                                      LIBERTY MEDIA CORPORATION


                                      By:      /s/ CHRISTOPHER W. SHEAN
                                               ----------------------------
                                               Name:   Christopher W. Shean
                                               Title:  Senior Vice President
                                                           and Controller


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                                  EXHIBIT INDEX

EXHIBIT    DESCRIPTION
-------    -----------
99.1       Press Release issued September 10, 2003 by Liberty Media Corporation